SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 23, 1998


                                SITEL CORPORATION
             (Exact name of registrant as specified in its charter)



          Minnesota                 1-12577                   47-0684333
  (State or jurisdiction of    (Commission File            (I.R.S. Employer
 incorporation or organization)      Number)              Identification No.)



                           111 S. Calvert, Suite 1910
                           Baltimore, Maryland  21202
                                 (410) 659-5700
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                  ____________________________________________












This 8-K consists of 11 pages.

Item 5.  OTHER EVENTS

On June 23, 1998 the registrant announced that it expects to record a restructuring charge of approximately $6.5 million in its second quarter ending June 30, 1998. The registrant also indicated that it expects to report near break-even results before provision for income taxes and the effect of the restructuring charge for its second quarter. With respect to the registrant's third and fourth quarters of 1998, the registrant indicated that it expects to report improved overall results, as compared to the second quarter of 1998, excluding the effects of the expected $6.5 million restructuring charge.
Details of such announcement are contained in the news release issued by the registrant on June 23, 1998, a copy of which is filed as an Exhibit to this Form 8-K. In light of the registrant's expectations for the remainder of the year, the registrant sought and obtained certain modifications to its existing credit facility to permit continued availability of borrowing under such facility.

Forward looking information:

This Form 8-K contains forward-looking statements regarding SITEL's anticipated restructuring charge, anticipated second quarter 1998 financial results, and anticipated improvements in profitability and overall results by the end of 1998. Such forward-looking statements involve substantial risks and uncertainties. While the substantial risks and uncertainties cannot all be predicted or quantified, important factors that could cause SITEL's actual results to differ materially from those expressed or implied by such forward-looking statements include, without limitation, because the second quarter of 1998 has not been completed and the remaining quarters of 1998 have not even commenced, additional major expense items may yet occur or may become further identified or quantified and anticipated revenues may not occur or may fall into later periods. Readers are encouraged to review the Risk Factors section of SITEL's most recent prospectus filed April 24, 1998 and SITEL's most recent Form 10-K filed March 30, 1998, which describe other important factors that may impact SITEL's business, results of operations and financial condition and certain of which are discussed from time to time in the Company's filings with the Securities and Exchange Commission. Future events and actual results could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.




Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
     (c)   Exhibits:
           10.1  First Amendment dated June 19, 1998 to Credit Agreement
           99.1  News release of SITEL Corporation dated June 23, 1998

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date July 1, 1998               SITEL Corporation



                                 By: /s/ W. Gar Richlin
                                    __________________________________
                                    W. Gar Richlin
                                    Executive Vice President - Finance
                                    and Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit
No.
_______

10.1        First Amendment dated June 19, 1998 to Credit Agreement

99.1        News Release of SITEL Corporation dated June 23, 1998